PAPA JOHNS
Better Ingredients. Better Pizza.

INVESTOR Presentation

MARCH 2025




PAPA JOHNS
Better Ingredients. Better Pizza.




PAPA JOHNS

IMPORTANT DISCLOSURES

Forward-Looking Statements

Certain matters discussed in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws. Generally, the use of words such as "expect," "intend," "estimate," "believe," "anticipate," "will," "forecast," "outlook", "plan," "project," or similar words identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. Such forward-looking statements include or may relate to projections or guidance concerning business performance, revenue, earnings, cash flow, earnings per share, share repurchases, depreciation and amortization, interest expense, tax rates, system-wide sales, Adjusted EBITDA, the current economic environment, commodity and labor costs, currency fluctuations, profit margins, supply chain operating margin, net unit growth, unit level performance, capital expenditures, restaurant and franchise development, restaurant acquisitions, restaurant closures, labor shortages, labor cost increases, inflation, royalty relief, franchisee support and incentives, the effectiveness of our menu innovations and other business initiatives, investments in product and digital innovation, marketing efforts and investments, liquidity, compliance with debt covenants, impairments, strategic decisions and actions, dividends, effective tax rates, regulatory changes and impacts, repositioning of the UK market, International restructuring plans, timing and costs, International consumer demand, adoption of new accounting standards, and other financial and operational measures. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.

Our forward-looking statements are based on our assumptions which are based on currently available information. Actual outcomes and results may differ materially from those matters expressed or implied in our forward-looking statements as a result of various factors, including but not limited to risks related to: deteriorating economic conditions in U.S. and international markets; labor shortages at Company and/or franchised restaurants and our quality control centers; increases in labor costs, changes in commodity costs, supply chain incentive-based rebates, or sustained higher other operating costs, including as a result of supply chain disruption, inflation, increased tariffs, trade barriers, immigration policies, or climate change; the potential for delayed new restaurant openings, both domestically and internationally, or lower net unit development due to changing circumstances outside of our control; the increased risk of phishing, ransomware and other cyberattacks; risks and disruptions to the global economy and our business related to geopolitical conflicts including conflicts in Ukraine and the Middle East and risks related to a possible economic recession or downturn that could reduce consumer spending or demand. These and other risks, uncertainties and assumptions that are involved in our forward-looking statements are discussed in detail in "Part I. Item 1A. – Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 29, 2024. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

IMPORTANT DISCLOSURES

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

Non-GAAP Measures

In addition to the results provided in accordance with U.S. GAAP, we provide certain non-GAAP measures, which present results on an adjusted basis. These are supplemental measures of performance that are not required by or presented in accordance with U.S. GAAP and include the following: Adjusted operating income, Adjusted EBITDA, Adjusted net income attributable to common shareholders and Adjusted diluted earnings per common share. We believe that our non-GAAP financial measures enable investors to assess the operating performance of our business relative to our performance based on U.S. GAAP results and relative to other companies. We believe that the disclosure of these non-GAAP measures is useful to investors as they reflect metrics that our management team and Board utilize to evaluate our operating performance, allocate resources and administer employee incentive plans. The most directly comparable U.S. GAAP measures to Adjusted operating income, Adjusted EBITDA, Adjusted net income attributable to common shareholders and Adjusted diluted earnings per common share are Operating income, net income attributable to common shareholders and diluted earnings per common share, respectively. These non-GAAP measures should not be construed as a substitute for or a better indicator of the Company's performance than the Company's U.S. GAAP results.

KEY FOCUS AREAS

Our #1 priority is to create great experiences for our customers and team members in our restaurants – ensuring the restaurant economic model is strong.

✓ **Focusing on our core strength**
of crafting high-quality, traditional pizza to consistently meet and exceed customer expectations and investing to amplify our brand promise

✓ **Leveraging our data advantage**
to inform purchasing behavior and drive decisions related to digital and product innovations and engagement with our most loyal and frequent customers

✓ **Investing in our tech stack**
to drive operational efficiency and growth aimed at improving customer engagement and winning market share

✓ **Building industry-savvy leadership team**
with fresh perspectives and a collaborative approach to decision making, franchisee relationships and investor communication

✓ **Encouraging signs of early progress**
on key sales days, transactions by channel, our loyalty program and feedback from franchisees

✓ **Capitalizing on our healthy balance sheet**
with attractive company-owned restaurants and a vertically integrated supply chain providing additional opportunities to unlock future value

EXPERIENCED MANAGEMENT TEAM



TODD PENEGOR

President and Chief Executive Officer



RAVI THANAWALA

Chief Financial Officer and Executive Vice President, International



JENNA BROMBERG

Chief Marketing Officer



JOE SIEVE

Chief Restaurant and Development Officer



ELIAS REYNA

Chief People and Diversity Officer



KURT MILBURN

Chief Supply Chain Officer



CAROLINE MILLER OYLER

Chief Legal & Risk Officer and Corporate Secretary



KEVIN VASCONI

Chief Digital and Technology Officer



MADELINE CHADWICK

Chief Corporate Affairs Officer

Be the best pizza makers in the business



PAPA JOHNS

Our Values

- People First
- Innovate to Win
- Everyone Belongs
- Have Fun
- Do the Right Thing

PAPA JOHNS

PAPA JOHNS TODAY

Nasdaq trading began
1993

Franchise & corporate team members*
~104,000

Restaurants*
6,030

Countries served*
~50

Pizzas sold each year
~350M

Global systemwide sales*
~$5B

Total Revenues*
$2.1B

Segment revenues*



34%
7%
40%
8%
11%
Domestic Company-owned restaurants
North America franchising
North America commissaries
International
All other

PAPAJOHNS

** As of year ended 12/29/2024*

OUR BRAND IS STRONG


PAPA JOHNS
Better ingredients.
Better Pizza.










ny
UNLOCK A SPECIAL REWARD.
JOIN PAPA REWARDS TODAY.
PAPA REWARDS

OUR VALUES-DRIVEN CULTURE IS THRIVING


PAPA JOHNS
Community
PAPA JOHNS
Community
PAPA JOHNS

Guided by
People First

300+
organizations supported through the Papa Johns Foundation

600+
team members have accessed our Dough & Degrees tuition program


PAPA JOHNS

NEWSWEEK:
America's Most Responsible Companies 2025

Passion for
Communities

Reached **6.8M** meals toward our goal of donating 10M meals to those in need by 2027

OUR FOOTPRINT HAS GROWN



United Kingdom
457
North America
3,514
EMEA
656
APAC
655
LATAM
748

+1,000 net new restaurants opened in last 7 years*

PAPA JOHNS

As of year ended 12/29/2024

** Excludes suspended restaurants previously disclosed in Q1 2022*

LEADING POSITION IN 11 OF OUR TOP 15 MARKETS



2
New York
2
2
Baltimore
Washington, D.C.
1
Indianapolis
1
Louisville
2
Nashville
2
2
Raleigh
Charlotte
2
Atlanta
4
Los Angeles
4
Dallas
4
Houston
3
Orlando
2
Tampa
2
Miami
1
Restaurant Density
300+
Represents Papa Johns market share ranking

Our geographic strength brings significant opportunity for strategic domestic expansion.

Source: Restaurant Trends QSR MarketSHARE Report MY2024 as of 6/30/2024. Market share is defined as domestic QSR pizza sales within DMAs.

OUR RECIPE FOR PROFITABLE GROWTH

OPERATIONAL EXCELLENCE

Franchisee Profitability

- Focus on Core Product & Innovation
- Amplify Marketing
- Transform International
- Invest in Technology
- Evolve Franchisee Base
- Differentiate Customer Experience

PAPA JOHNS

DRIVING PREMIUM-QUALITY DISTINCTION

The Foundation of Our Success

Being the best pizza makers will be supported by three primary workstreams:

1 Consumer Perception

Assess current perception of Papa Johns to determine appropriate level of differentiation to feature

2 Brand Differentiation

Assess and test customer experience to evaluate and quickly adapt to what we learn

3 Strategic Innovations

Prioritize key features to drive differentiation and discipline into the innovation process

WINNING CUSTOMERS WITH A FOCUS ON QUALITY AND VALUE

QUALITY EMPHASIS

Best pizza craftsmanship:

Emphasize bringing the freshest ingredients to every pizza order

VALUE PERCEPTION

Across the menu:

Emphasize value propositions — from Papa Pairings to Shaq-a-Roni

Our approach

CHALLENGER BRAND MINDSET:

Differentiating our brand through creativity and disruption

INCREASED INVESTMENT:

Reaching wider audience through traditional and digital advertising

Ensuring a strong presence in key regional and local markets with franchisees

TARGETED MESSAGING AND DEALS:

Leveraging customer data to create more personalized offers

CREATING A SMOOTH AND REPEATABLE CUSTOMER EXPERIENCE

Agility:
Boost agility, service and business potential

INITIATIVES:
- Simplify products, operations and processes
- Evolve to an omnichannel experience with product team mentality

Intelligence:
Further develop cutting-edge capabilities to enhance business intelligence and operational efficiency

INITIATIVES:
- Invest in integrity of our data and leverage tech stack for a better consumer experience
- Prioritize cross-functional work on data analysis to support order growth and margin improvement
- Targeted marketing campaigns through next evolution of loyalty enhancements

Resilience:
Fortified resilience and enhanced flexibility

INITIATIVES:
- Enhance system performance, reliability and customer trust
- Ensure seamless and efficient experience across all channels
- Reinforce commitment to safeguarding customer data

ENHANCING CUSTOMERS' DIGITAL EXPERIENCE

Improving user interaction with revitalized app and redesigned website

- Q3 Brand Health results showing increase in customers who found the app and website easy to use
- Enhancing website homepage to realign with user experience patterns and act as customers' personal dashboard
- Papa Rewards point progress and offers are featured more prominently

Papa Rewards Program Update: Earning Papa Dough® faster and more often

- Reward threshold reduced from 75 points for $10 Papa Dough® to 15 points for $2 Papa Dough® (November 18, 2024)
- Unlocking Papa Dough® faster provides immediate customer gratification and increased engagement, resulting in higher transactions and frequency improvements
- Following the change, and as of early 2025, ~50% of loyalty orders are now redeeming Papa Dough, up from ~21% a year ago

New address & account header

Papa Rewards progress

Highly visual photo & video promo cards

New fonts, colors, styles in line with new branding

Elevated local value offers and deals

Actionable navigation


Good Evening, Nick
$10
Limited Time Offers
PIZZA
PAPA PAI
Deals
$13.99
Large Original 1 Topping

OPPORTUNITIES TO ACCELERATE DOMESTIC DEVELOPMENT

Domestic opportunities exist to utilize our existing infrastructure and create sustainable unit growth

EXISTING FRANCHISEES:

Identify and focus on expansion with top operators with growth appetite

CORPORATE DEVELOPMENT:

Refranchise select markets, creating an entry point for new and existing partners and develop underpenetrated strategic growth markets

NEW FRANCHISEES:

New operators bring new perspectives, energy and a hungry and growth-oriented mindset


PAPA JOHNS

NARROW AND DEEP FOCUS ON MOST IMPACTFUL MARKETS

GOAL:
Target higher average unit volumes and greater penetration of key regions

2,516 international restaurants*

Refocus
UK, China
Re-establish a sustainable operating model to take share in the UK and accelerate growth in China

Grow
Korea, Spain
Drive long-term growth in well-established markets with a solid foundation

Sustain
Chile, Peru, UAE
Continue sales growth through penetration and stealing share from competition

Ignite
India, KSA
Strategic entry and unit acceleration in big addressable markets

Sales by Region*


19%
39%
20%
22%
LATAM
EMEA
UK
APAC

PAPA JOHNS

* As of year ended 12/29/2024



FINANCIAL

OVERVIEW

REVENUE AND OPERATING INCOME BREAKDOWN


Segment revenues*
34%
7%
40%
8%
11%
Segment Adj. operating income*
13%
54%
24%
7%
2%
Domestic Company-owned restaurants
North America franchising
North America commissaries
International
All other

We have a solid operating income base with more than 75% driven by consistent revenue sources.

PAPA JOHNS

*As of year ended 12/29/2024; see "Important Disclosures"

SHARPENING PRICING TO IMPROVE VALUE PERCEPTION AND FREQUENCY


Sales by Pricing Strategy*
17%
22%
21%
40%
National Promo
Base Discount Business
RMP
Aggregator


Orders by Fulfillment Channel*
17%
46%
37%
Carryout
Delivery
Aggregator

National promotion drives value perception to win the hearts and minds of our customers, and we optimize margin by serving their needs through all fulfillment channels.

PAPA JOHNS

**As of year ended 12/29/2024*

STRONG BALANCE SHEET SUPPORTS GROWTH INVESTMENTS


Outstanding Debt & Leverage*
$ in millions
3.5x
2.4x
2.0x
2.6x
3.2x
3.2x
$370
$350
$490
$605
$764
$747
2019
2020
2021
2022
2023
2024
Gross Leverage
Debt Level


Total Liquidity**
$ in millions
$344
$344
$510
$395
$236
$253
$28
$130
$71
$47
$41
$38
2019
2020
2021
2022
2023
2024
Cash
Unused Revolver

PAPA JOHNS

** Leverage calculation includes EBITDA adjustments allowed by the respective credit agreements*
*** Defined as Cash and cash equivalents + Revolver availability*

DISCIPLINED CAPITAL ALLOCATION


Uses of Cash
$ in millions
$81
$2
$43
$36
2020
$376
$188
$72
$47
$69
2021
$258
$125
$55
$78
2022
$345
$210
$58
$77
2023
$133
$61
$72
2024
Capex
Dividends
Buybacks
Preferred Repurchase

We strive to strike the right balance between investing in the business and returning capital to shareholders, with $850+ million returned through dividends and repurchases over the past 5 years.

DRIVING INCREASED LONG-TERM SHAREHOLDER VALUE

Our disciplined approach to capital allocation will focus on three priorities:

1 Investing in Growth

- Invest in strategic initiatives generating positive cash flow
- Prudently invest in growth opportunities and strategic partnerships

2 Maintaining a Strong Balance Sheet

- Use of free cash flow to pay down debt, reduce leverage and improve liquidity
- Access revolver for working capital and investments in the business

3 Returning Capital to Shareholders

- Currently paying ~$60M in annual cash dividends
- Utilize share repurchases to supplement dividend, when appropriate

KEY FOCUS AREAS

Our #1 priority is to create great experiences for our customers and team members in our restaurants – ensuring the restaurant economic model is strong.

✓ **Focusing on our core strength**

of crafting high-quality, traditional pizza to consistently meet and exceed customer expectations and investing to amplify our brand promise

✓ **Leveraging our data advantage**

to inform purchasing behavior and drive decisions related to digital and product innovations and engagement with our most loyal and frequent customers

✓ **Investing in our tech stack**

to drive operational efficiency and growth aimed at improving customer engagement and winning market share

✓ **Building industry-savvy leadership team**

with fresh perspectives and a collaborative approach to decision making, franchisee relationships and investor communication

✓ **Encouraging signs of early progress**

on key sales days, transactions by channel, our loyalty program and feedback from franchisees

✓ **Capitalizing on our healthy balance sheet**

with attractive company-owned restaurants and a vertically integrated supply chain providing additional opportunities to unlock future value

PAPA JOHNS
Better Ingredients. Better Pizza.

APPENDIX




PAPA JOHNS
Better Ingredients. Better Pizza.




PAPA JOHNS

2024 CONSOLIDATED INCOME STATEMENT BY QUARTER

In thousands, unaudited	Three Months ended				Year ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 29, 2024	December 29, 2024
Revenues					
Company-owned restaurant sales	$ 191,251	$ 184,640	$ 171,097	$ 177,678	$ 724,666
Franchise royalties and fees	47,153	46,552	45,830	47,497	187,032
Commissary revenues	217,512	214,322	228,989	238,841	899,664
Other revenues	20,935	20,410	19,521	22,816	83,682
Advertising funds revenue	37,065	41,970	41,370	43,938	164,343
Total revenues	$ 513,916	$ 507,894	$ 506,807	$ 530,770	$ 2,059,387
Costs and expenses					
Cost of sales	$ 367,666	$ 363,038	$ 370,079	$ 377,643	$ 1,478,426
General and administrative expenses	57,877	57,046	12,883	62,709	190,515
Depreciation and amortization	17,674	17,594	17,260	16,879	69,407
Advertising funds expense	36,981	41,990	41,356	44,008	164,335
Total costs and expenses	$ 480,198	$ 479,668	$ 441,578	$ 501,239	$ 1,902,683
Operating income	$ 33,718	$ 28,226	$ 65,229	$ 29,531	$ 156,704

2024 SEGMENT RESULTS BY QUARTER (Q1 & Q2)

In thousands, unaudited	Domestic Company-owned restaurants	North America franchising	North America commissaries	International
First Quarter ended March 31, 2024				
Revenues from external customers	$ 176,224	$ 35,697	$ 203,287	$ 46,673
Intersegment revenues	--	1,049	49,267	--
Revenues	$ 176,224	$ 36,746	$ 252,554	$ 46,673
Less costs and expenses				
Cost of sales	$ 151,429	$ --	$ 226,288	$ 30,855
General and administrative expenses	10,527	8,748	9,952	8,838
Depreciation and amortization	4,101	--	4,010	1,381
Advertising funds expense	--	--	--	2,886
Total costs and expenses	$ 166,057	$ 8,748	$ 240,250	$ 43,960
Adjusted operating income	$ 10,167	$ 27,998	$ 12,304	$ 2,713
Second Quarter ended June 30, 2024				
Revenues from external customers	$ 173,207	$ 34,409	$ 198,197	$ 46,547
Intersegment revenues	--	1,041	50,303	--
Revenues	$ 173,207	$ 35,450	$ 248,500	$ 46,547
Less costs and expenses				
Cost of sales	$ 150,507	$ --	$ 224,511	$ 30,209
General and administrative expenses	9,810	8,752	8,460	9,674
Depreciation and amortization	4,319	--	4,155	974
Advertising funds expense	--	--	--	3,049
Total costs and expenses	$ 164,636	$ 8,752	$ 237,126	$ 43,906
Adjusted operating income	$ 8,571	$ 26,698	$ 11,374	$ 2,641

Under ASC 280, Segment Reporting, the Company's segment performance is evaluated based on Adjusted operating income. See the Company's Form 10-K for the year-ended December 29, 2024 for further information on segments.

Additionally, as discussed more fully in the Company's Form 10-K, the Company adjusted for updates in internal cost allocation methodologies in the fourth quarter of 2024, which are being applied to all of the quarters in 2024 in this presentation. These cost allocation methodologies increased the amount of internal general and administrative expenses allocated to the segments from Unallocated corporate expenses. The allocation updates resulted in the following increases to segment G&A in 2024: $0.4 million to Domestic Company-owned restaurants, $22.9 million to North America franchising, $3.3 million to International, and $0.1 million to North America commissaries. There was no impact on overall company profitability, as the change was offset within unallocated corporate expenses.

2024 SEGMENT RESULTS BY QUARTER (Q3 & Q4)

In thousands, unaudited	Domestic Company-owned restaurants	North America franchising	North America commissaries	International
Third Quarter ended September 29, 2024				
Revenues from external customers	$ 168,672	$ 33,831	$ 210,389	$ 39,098
Intersegment revenues	--	1,011	52,063	--
Revenues	$ 168,672	$ 34,842	$ 262,452	$ 39,098
Less costs and expenses				
Cost of sales	$ 155,332	$ --	$ 237,293	$ 21,819
General and administrative expenses	9,578	8,690	8,987	10,043
Depreciation and amortization	4,212	--	3,891	869
Advertising funds expense	--	--	--	3,284
Total costs and expenses	$ 169,122	$ 8,690	$ 250,171	$ 36,015
Adjusted operating income	$ (450)	$ 26,152	$ 12,281	$ 3,083
Fourth Quarter ended December 29, 2024 *				
Revenues from external customers	$ 174,634	$ 35,154	$ 219,901	$ 41,733
Intersegment revenues	--	1,049	53,602	--
Revenues	$ 174,634	$ 36,203	$ 273,503	$ 41,733
Less costs and expenses				
Cost of sales	$ 154,417	$ --	$ 246,889	$ 21,255
General and administrative expenses	9,907	8,875	10,291	9,824
Depreciation and amortization	3,928	--	3,724	909
Advertising funds expense	--	--	--	4,416
Total costs and expenses	$ 168,252	$ 8,875	$ 260,904	$ 36,404
Adjusted operating income	$ 6,382	$ 27,328	$ 12,599	$ 5,329

** The amounts reported for the fourth quarter ended December 29, 2024 reflect the correction of immaterial errors in the line items presented in the segment presentation of the Company's earnings release dated February 27, 2025.*

Under ASC 280, Segment Reporting, the Company's segment performance is evaluated based on Adjusted operating income. See the Company's Form 10-K for the year-ended December 29, 2024 for further information on segments.

Additionally, as discussed more fully in the Company's Form 10-K, the Company adjusted for updates in internal cost allocation methodologies in the fourth quarter of 2024, which are being applied to all of the quarters of 2024 in this presentation. These cost allocation methodologies increased the amount of internal general and administrative expenses allocated to the segments from Unallocated corporate expenses. The allocation updates resulted in the following increases to segment G&A in 2024: $0.4 million to Domestic Company-owned restaurants, $22.9 million to North America franchising, $3.3 million to International, and $0.1 million to North America commissaries. There was no impact on overall company profitability, as the change was offset within unallocated corporate expenses.

FISCAL YEAR 2024 SEGMENT RESULTS

In thousands, unaudited	Domestic Company-owned restaurants		North America franchising		North America commissaries		International	
Fiscal Year ended December 29, 2024								
Revenues from external customers	$	692,736	$	139,091	$	831,774	$	174,054
Intersegment revenues		--		4,150		205,234		--
Revenues	$	692,736	$	143,241	$	1,037,008	$	174,054
Less costs and expenses								
Cost of sales	$	611,685	$	--	$	934,980	$	104,138
General and administrative expenses		39,822		35,064		37,690		38,379
Depreciation and amortization		16,560		--		15,780		4,134
Advertising funds expense		--		--		--		13,635
Total costs and expenses	$	668,067	$	35,064	$	988,450	$	160,286
Adjusted operating income	$	24,669	$	108,177	$	48,558	$	13,768

Under ASC 280, Segment Reporting, the Company's segment performance is evaluated based on Adjusted operating income. See the Company's Form 10-K for the year-ended December 29, 2024 for further information on segments.

2024 SUPPLEMENTAL INFORMATION – ALL OTHER*

In thousands, unaudited	Three Months ended				Year ended
ALL OTHER*	March 31, 2024	June 30, 2024	September 30, 2024	December 29, 2024	December 29, 2024
Revenues from external customers	$ 52,035	$ 55,534	$ 54,817	$ 59,348	$ 221,733
Intersegment revenues	13,172	13,778	13,472	17,230	57,652
Revenues	$ 65,207	$ 69,312	$ 68,289	$ 76,578	$ 279,385
Costs and expenses					
Cost of sales	$ 12,895	$ 12,533	$ 12,076	$ 13,842	$ 51,347
General and administrative expenses	2,270	2,042	1,613	2,170	8,096
Depreciation and amortization	5,662	5,573	5,576	5,586	22,396
Advertising funds expense	43,632	49,204	48,043	52,602	193,481
Total costs and expenses	$ 64,459	$ 69,352	$ 67,308	$ 74,200	$ 275,320
Operating income	$ 748	$ (40)	$ 981	$ 2,378	$ 4,065
Non-GAAP adjustments	--	--	--	--	--
Adjusted operating income	$ 748	$ (40)	$ 981	$ 2,378	$ 4,065

**All other business units that do not meet the quantitative or qualitative thresholds for determining reporting segments, which are not operating segments, we refer to as "All Other." These consist of operations that derive revenues from franchise contributions to marketing funds and information systems and related services used in restaurant operations, including our point-of-sale system, online and other technology-based ordering platforms. All other is not a reportable segment under ASC 280, and this information is presented for informational purposes only. Adjusted operating income is equal to GAAP Operating income for "All Other" in this presentation. See the Company's Form 10-K for the year-ended December 29, 2024 for further information on segments.*

Additionally, as discussed more fully in the Company's Form 10-K, the Company adjusted for updates in internal cost allocation methodologies in the fourth quarter of 2024, which are being applied to all of the quarters of 2024 in this presentation. These cost allocation methodologies increased the amount of internal general and administrative and depreciation expenses allocated to All other business units from Unallocated corporate expenses. The allocation updates resulted in an increase of $8.6 million to All other expenses. There was no impact on overall company profitability, as the change was offset within unallocated corporate expenses.

RECONCILIATION OF CONSOLIDATED GAAP OPERATING INCOME TO NON-GAAP ADJUSTED OPERATING INCOME

In thousands, unaudited	Three Months ended				Year ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 29, 2024	December 29, 2024
Operating income	$ 33,718	$ 28,226	$ 65,229	$ 29,531	$ 156,704
Gain on sale of QC Center properties[a]	--	--	(41,289)	--	(41,289)
International restructuring costs[b]	9,523	6,129	3,862	7,759	27,273
Other costs[c]	--	4,000	1,495	--	5,495
Adjusted operating income	$ 43,241	$ 38,355	$ 29,297	$ 37,290	$ 148,183

Footnotes to Non-GAAP Financial Measures

[a] Represents pre-tax gain on sale, net of transaction costs, realized upon the August 2, 2024 completion of the sale of our Texas and Florida QC Center properties.

[b] Represents costs associated with the Company's International Transformation Plan. These costs are comprised primarily of lease and fixed asset impairment charges related to restaurant closures in the UK, professional services and other related costs, losses on refranchising Company-owned restaurants, losses on franchisee notes receivable, lease termination costs, as well as severance.

[c] Represents non-cash impairment and remeasurement charges related primarily to fixed and intangible assets from the refranchising of certain Domestic Company-owned restaurants.